Exhibit 99.1

      American Telecom Services To Present at Kaufman Bros., LP 9th Annual
                 Investor Conference in CityplaceNew York City

Contact: Company              Investors:                  Media:
Bruce Hahn, CEO               Brett Maas                  Daniell Ross
(310) 871-9904                Hayden Communications       Comunicano, Inc.
(404) 261-7466                (646) 536-7331              (858) 314-2958
Bruce.Hahn@atsphone.com       brett@haydenir.com          dross@comunicano.com


                              FOR IMMEDIATE RELEASE


City of Industry, California, August 31, 2006 - American Telecom Services Inc. (AMEX: TES), a provider of converged communications solutions, today announced that Bruce Hahn, the Company's Chief Executive Officer, and Adam Somer, President, will present at the Kaufman Bros., LP 9th Annual Investor Conference in New York City at 3 p.m. (Eastern) on September 7. The conference is located at the W Hotel on Lexington Avenue in New York City, and the Company's presentation will be in the Sea/Ocean Room.

The presentation will also be webcast, and interested parties may visit http://www.wsw.com/webcast/kbro11/tes/ to listen to the presentation.

The presentation will discuss the Company's strategy of designing and distributing a wide array of converged communications solutions that include attractively priced, feature-rich, cordless multi-handset phones bundled with pre-paid long distance for the traditional market and Digital Clear cordless multi-handset Internet phones, bundled with services, for the rapidly growing Internet Telephone Service (VoIP-voice-over-Internet-protocol) markets. The presentation will also include discussion of the Company's rapidly expanding distribution channel that today includes more than 12,000 retail locations and is expected to reach 15,000 locations by year end.

About Kaufman Bros., LP

Kaufman Bros., LP (KBRO) was founded in 1995 on a desire to provide the investment community with a solution to the growing awareness and need for specialization within the banking industry. Drawing on a team of industry veterans and a strategic group of limited partners, Kaufman Bros. integrates financial, technical, operational, international, and legal expertise to establish a well-versed knowledge base for providing accurate and comprehensive analysis of industry trends to a clientele of emerging communications, media and
technology      companies      and      professional      investors.       Visit
http://www.kbro.com/index.html for more information.

About American Telecom Services

American Telecom Services, a leading provider of converged communications solutions, currently offers Digital Clear Internet phone bundles powered by SunRocket (voice-over-Internet-Protocol or "VoIP") and Pay N' Talk prepaid residential long distance services powered by IDT. These services are bundled with ATS' diverse line of custom designed, cordless multi-handset phones. ATS sells its phone/service bundles through major retailers under the "American Telecom", "ATS" "Pay N' Talk" and "Digital Clear" brand names.

Safe Harbor Statement

Any statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify those forward-looking statements by words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of those words and some other comparable words. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those the Company anticipates. Factors that could cause actual results to differ from those contained in the forward-looking statement include, but are not limited to, those risks and uncertainties described in the Company's prospectus dated February 1, 2006 and the other reports and documents the Company files from time to time with the Securities and Exchange Commission. Statements included in this press release are based upon information known to the Company as of the date of this press release, and the Company assumes no obligation to (and expressly disclaims any such obligation to) publicly update or alter its forward-looking statements made in this press release, whether as a result of new information, future events or otherwise, except as otherwise required by applicable federal securities laws.